                                                              EXHIBIT 99.(z)(2)

Richard F. Brereton            Managing Director                                                    New York, NY
Kenneth Castiglia              Chief Financial Officer                                              New York, NY
Stefanie Chang Yu              Secretary; Vice President and Secretary of the Funds                 New York, NY
Amy Doberman                   Managing Director; Vice President of the Funds                       New York, NY
Barry Fink                     Managing Director                                                    New York, NY
Geoffrey Flynn                 Managing Director                                                    Jersey City, NJ
Michael Kiley                  Managing Director, Chief Executive Officer and President             New York, NY
David Linton                   Managing Director                                                    Weston, CT
Patrick Bannigan               Managing Director                                                    New York, NY
Edward C. Wood, III            Managing Director, Chief Administrative Officer and Chief            Oakbrook Terrace. IL
                               Operating Officer
Steven M. Massoni              Managing Director                                                    Oakbrook Terrace, IL
Mihal Nahari                   Managing Director                                                    New York, NY
James J. Ryan                  Managing Director                                                    Oakbrook Terrace, IL
Andrew J. Scherer              Managing Director                                                    Oakbrook Terrace, IL
Colette M. Saucedo             Managing Director                                                    Houston, TX
Laurence J. Althoff            Executive Director                                                   Oakbrook Terrace, IL
Kenneth Beard                  Executive Director                                                   Jersey City, NJ
Joseph C. Benedetti            Executive Director                                                   New York, NY
Patricia A. Bettlach           Executive Director                                                   Chesterfield, MO
Brian E. Binder                Executive Director                                                   Oakbrook Terrace, IL
Michael P. Boos                Executive Director                                                   Oakbrook Terrace, IL
Elizabeth M. Brown             Executive Director                                                   Houston, TX
John T. Browning               Executive Director                                                   Oakbrook Terrace, IL
Juanita E. Buss                Executive Director                                                   Kennesaw, GA
Richard J. Charlino            Executive Director                                                   Jersey City, NJ
Gary R. DeMoss                 Executive Director                                                   Oakbrook Terrace, IL
Richard G. Golod               Executive Director                                                   Jersey City, NJ
Michelle H. Huber              Executive Director                                                   Oakbrook Terrace, IL
Troy D. Huber                  Executive Director                                                   Oakbrook Terrace, IL
Michael B. Hughes              Executive Director                                                   Oakbrook Terrace, IL
Thomas Patrick Kelly           Executive Director                                                   Oakbrook Terrace, IL
Robert Daniel Kendall          Executive Director                                                   Oakbrook Terrace, IL
Gary F. Kleinschmidt           Executive Director                                                   Chalfont, PA
Carl Mayfield                  Executive Director                                                   Lakewood, CO
Mark R. McClure                Executive Director                                                   Oakbrook Terrace, IL
Maura A. McGrath               Executive Director                                                   Jersey City, NJ
Lou Anne McInnis               Executive Director                                                   New York, NY
Lance O'Brien Murphy           Executive Director                                                   Dallas, TX
Carsten Otto                   Executive Director                                                   New York, NY
Joseph Pollaro                 Executive Director                                                   Jersey City, NJ
Walter E. Rein                 Executive Director and Chief Financial Officer                       Oakbrook Terrace, IL
Louis Rivera                   Executive Director                                                   Houston, TX
Thomas C. Rowley               Executive Director                                                   Oakbrook Terrace, IL
Robert H. Schumacher           Executive Director                                                   Oakbrook Terrace, IL
Michael S. Spangler            Executive Director                                                   New York, NY
Richard Stefanec               Executive Director                                                   Tarzana, CA
Terry L. Swenson               Executive Director                                                   Amery, WI
John Tierney                   Executive Director                                                   Oakbrook Terrace, IL
Michael James Tobin            Executive Director                                                   Oakbrook Terrace, IL
Thomas Buckley Tyson           Executive Director                                                   Oakbrook Terrace, IL
Elizabeth Vale                 Executive Director                                                   West Conshohocken, NJ
Brett Van Bortel               Executive Director                                                   Oakbrook Terrace, IL
Robert S. West                 Executive Director                                                   Oakbrook Terrace, IL
Gary Weber                     Executive Director                                                   Jersey City, NJ
Barbara Anne Marie Withers     Executive Director                                                   Oakbrook Terrace, IL
Patrick M. Zacchea             Executive Director                                                   Oakbrook Terrace, IL
Gregory Heffington             1st Vice President                                                   Ft. Collins, CO
James D. Stevens               1st Vice President                                                   North Andover, MA

George Steven Amidon           Vice President                                                       Oakbrook Terrace, IL
Leslie Ann Ashton              Vice President                                                       Salt Lake City, UT
Matthew T. Baker               Vice President                                                       Oakbrook Terrace, IL
Scott C. Bernstiel             Vice President                                                       Freehold, NJ
Roger J. Bianco                Vice President                                                       Highlands Ranch, CO
Carol S. Biegel                Vice President                                                       Naperville, IL
Christopher M. Bisaillon       Vice President                                                       Chicago, IL
James Burke Bradford           Vice President                                                       Oakbrook Terrace, IL
Curtis W. Bradshaw             Vice President                                                       Oakbrook Terrace, IL
Michael Winston Brown          Vice President                                                       Colleyville, TX
Loren Burket                   Vice President                                                       Plymouth, MN
Daniel Burton                  Vice President                                                       New York, NY
Christina Carroll              Vice President; Chief Compliance Officer                             New York, NY
Lynn Chadderton                Vice President                                                       Valrico, FL
Deanne Margaret Chiaro         Vice President                                                       Hermosa Beach, CA
Scott A. Chriske               Vice President                                                       Safety Harbor, FL
Michael Colston                Vice President                                                       Louisville, KY
Brent Alan Cooper              Vice President                                                       Oakbrook Terrace, IL
Shannon Colleen Crowley        Vice President                                                       Oakbrook Terrace, IL
Michelina Cuccia               Vice President                                                       New York, NY
Suzanne Cummings               Vice President                                                       Oakbrook Terrace, IL
Michael A. Dearth              Vice President                                                       Oakbrook Terrace, IL
Kenneth A. De Marco            Vice President                                                       Oakbrook Terrace, IL
Joanne Doldo                   Vice President; Assistant Secretary of the Funds                     New York, NY
Pat Flynn Dredze               Vice President                                                       Oakbrook Terrace, IL
Paula Duerr                    Vice President                                                       Oakbrook Terrace, IL
Craig Alan Dumnich             Vice President                                                       Perryville, MD
Michael E. Eccleston           Vice President                                                       Chicago, IL
Michael G. Effron              Vice President                                                       Oakbrook Terrace, IL
Craig S. Falduto               Vice President                                                       Oakbrook Terrace, IL
Tara Farrelly                  Vice President                                                       New York, NY
William J. Fow                 Vice President                                                       Redding, CT
David Joseph Fredrick          Vice President                                                       Newton, MA
Charles Friday                 Vice President                                                       Gibsonia, PA
Gina Germane                   Vice President                                                       New York, NY
Robert P. Glover               Vice President                                                       Princeton, NJ
Walter C. Gray                 Vice President                                                       Houston, TX
Anuj Dave Grover               Vice President                                                       Oakbrook Terrace, IL
Hunter Handley                 Vice President                                                       Oakbrook Terrace, IL
William G. Harrigan            Vice President                                                       Jersey City, NJ
Francis Martin Hawkins         Vice President                                                       Oakbrook Terrace, IL
Michael D. Hibsch              Vice President                                                       Nashville, TN
Matthew T. Hilding             Vice President                                                       Houston, TX
Richard Ralph Hoffman          Vice President                                                       Jersey City, NJ
Conner D. Hogan                Vice President                                                       Oakbrook Terrace, IL
Kevin P. Holleron              Vice President                                                       Oakbrook Terrace, IL
Ryan Teague Hurley             Vice President                                                       Oakbrook Terrace, IL
Lowell Jackson                 Vice President                                                       Roswell, GA
Nancy Johannsen                Vice President                                                       Oakbrook Terrace, IL
Thomas G. Johnson              Vice President                                                       Jersey City, NJ
Laurie L. Jones                Vice President                                                       Houston, TX
Tara Jones                     Vice President                                                       Oakbrook Terrace, IL
Louis Gregory Kafkes           Vice President                                                       Oakbrook Terrace, IL
Daniel W. Krause               Vice President                                                       Oakbrook Terrace, IL
Lisa Therese Kueng             Vice President                                                       Oakbrook Terrace, IL
Gary W. Lackey                 Vice President                                                       Houston, TX
Albert K. Lazaro               Vice President                                                       Oakbrook Terrace, IL
Tony E. Leal                   Vice President                                                       Houston, TX

Karen Leparulo                 Vice President                                                       Oakbrook Terrace, IL
Mark Stephen Lie               Vice President                                                       Oakbrook Terrace, IL
Holly Lieberman                Vice President                                                       Oakbrook Terrace, IL
Tim O'Neal Lorah               Vice President                                                       New York, NY
Ivan R. Lowe                   Vice President                                                       Houston, TX
Richard M. Lundgren            Vice President                                                       River Forest, IL
Douglas M. Macomber            Vice President                                                       Elmhurst, IL
Michael J. Magee               Vice President                                                       Oakbrook Terrace, IL
Christa Mangiello              Vice President                                                       Oakbrook Terrace, IL
Anthony S. Manzanares          Vice President                                                       Oakbrook Terrace, IL
Eric J. Marmoll                Vice President                                                       Oakbrook Terrace, IL
Brian Maute                    Vice President                                                       Oakbrook Terrace, IL
Anne Therese McGrath           Vice President                                                       San Francisco, CA
Winston McLaughlin             Vice President                                                       Harborside, NJ
Peter George Mislios           Vice President                                                       Oakbrook Terrace, IL
Elisa R. Mitchell              Vice President;
                               Assistant Secretary of the Funds                                     Oakbrook Terrace, IL
Sterling Tyler Moore           Vice President                                                       San Francisco, CA
John T. Moser                  Vice President                                                       Oakbrook Terrace, IL
Kristan N. Mulley              Vice President                                                       Oakbrook Terrace, IL
Grant R. Myers                 Vice President                                                       Houston, TX
Richard A. Myers               Vice President                                                       Oakbrook Terrace, IL
Elizabeth A. Nelson            Vice President;
                               Assistant Secretary of the Funds                                     Oakbrook Terrace, IL
Peter Nicolas                  Vice President                                                       Marblehead, MA
Ryne Atsushi Nishimi           Vice President                                                       Coto de Caza, CA
Brian O'Connell                Vice President                                                       Oakbrook Terrace, IL
Timothy Jay Ott                Vice President                                                       Highland, VA
Pete Papageorgakis             Vice President                                                       Oakbrook Terrace, IL
Paul R. Peterson               Vice President                                                       Oakbrook Terrace, IL
Megan Piscitello               Vice President                                                       Oakbrook Terrace, IL
Richard J. Poli                Vice President                                                       Downingtown, PA
John M. Radzinski              Vice President                                                       Oakbrook Terrace, IL
Michael W. Rohr                Vice President                                                       Naperville, IL
Suzette N. Rothberg            Vice President                                                       Maple Grove, MN
Jason F. Ruimerman             Vice President                                                       Salem, MA
Pam Salley                     Vice President                                                       Houston, TX
Thomas J. Sauerborn            Vice President                                                       Jersey City, NJ
Tonya Hammet Sax               Vice President                                                       Oakbrook Terrace, IL
David T. Saylor                Vice President                                                       Oakbrook Terrace, IL
Maura Scherer                  Vice President                                                       Oakbrook Terrace, IL
Stanley S. Schiewe             Vice President                                                       Keller, TX
Timothy M. Scholten            Vice President                                                       New Albany, OH
Lisa Schultz                   Vice President                                                       Oakbrook Terrace, IL
Ronald J. Schuster             Vice President                                                       Orlando, FL
Laurel Shipes                  Vice President                                                       Duluth, GA
Frank Skubic                   Vice President                                                       San Francisco, CA
Heather Smith                  Vice President                                                       Richmond, VA
Christopher J. Staniforth      Vice President                                                       Leawood, KS
Brian S. Terwilliger           Vice President                                                       Oakbrook Terrace, IL
Joseph L. Thomas               Vice President                                                       San Diego, CA
Hugh C. Triplett               Vice President                                                       Thousand Oaks, CA
Thomas Buckley Tyson           Vice President                                                       Oakbrook Terrace, IL
Jeannette L. Underwood         Vice President                                                       Oakbrook Terrace, IL
Larry Bryan Vickrey            Vice President                                                       Houston, TX
John M. Walsh                  Vice President                                                       Oakbrook Terrace, IL
Harold Whitworth, III          Vice President                                                       Liberty Township, OH
Joel John Wilczewski           Vice President                                                       Franklin, TN
Perri P. Williams              Vice President                                                       Houston, TX
Thomas M. Wilson               Vice President                                                       Oakbrook Terrace, IL
Judy W. Wooley                 Vice President                                                       Houston, TX
John Wyckoff                   Vice President                                                       Santa Monica, CA

David M. Wynn                  Vice President                                                       Chandler, AZ
Kenneth Paul Zaugh             Vice President                                                       Oakbrook Terrace, IL
William Edward Zorovich        Vice President                                                       Oakbrook Terrace, IL
Kristen L. Doss                Asst. Vice President                                                 Houston, TX
Christine K. Putong            Asst. Vice President                                                 Oakbrook Terrace, IL
David P. Robbins               Asst. Vice President                                                 Oakbrook Terrace, IL
David H. Villarreal            Asst. Vice President                                                 Oakbrook Terrace, IL

Mary Mullin                    Assistant Secretary;
                               Assistant Secretary of the Funds                                     New York, NY
Leticia George                 Officer                                                              Houston, TX
William D. McLaughlin          Officer                                                              Houston, TX
Rebecca Newman                 Officer                                                              Houston, TX
Michael P. Kiley               Director                                                             New York, NY
Jonathan S. Thomas             Director                                                             New York, NY
Edward C. Wood, III            Director                                                             Oakbrook Terrace, IL